SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – February 27, 2003

MULTILINK TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

California	000-31851	95-4522566

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Atrium Drive, 2nd Floor, Somerset, New Jersey		08873

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (732) 537-3700

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7.	Exhibits.
	(a)	Not Applicable.

	(b)	Not Applicable.

	(c)	Exhibits.

Exhibit 99.1
Press Release dated February 27, 2003 of the Registrant.

Item 9.	Regulation FD Disclosure.

          On February 27, 2003, Multilink Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MULTILINK TECHNOLOGY CORPORATION

Date: February 27, 2003	By:	/s/ RICHARD N. NOTTENBURG

	Name:	Richard N. Nottenburg
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 27, 2003, of the Registrant.

EXHIBIT INDEX